STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS - EBP 1998 - EUR (€)	Jun. 30, 2025	Jun. 30, 2024
ASSETS:
Investment in The Procter & Gamble Company common stock, at fair value (5,811 shares at 30 June 2025, 11,154 shares at 30 June 2024)	€ 789,437	€ 1,717,815
Cash at bank and in hand	65,588	71,399
Total assets	855,025	1,789,214
LIABILITIES:
Distributions payable (Note 5)	(6,081)	(12,325)
Total liabilities	(6,081)	(12,325)
NET ASSETS AVAILABLE FOR PLAN BENEFITS	€ 848,944	€ 1,776,889